SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549



                                FORM 8-K


                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (date of earliest event reported) DECEMBER 28, 1995

                        THE CONTINUUM COMPANY, INC.
           (Exact name of registrant as specified in its charter)


                                 DELAWARE
               (State or other jurisdiction of incorporation)


        1-10151                                           74-1609363
(Commission File Number)                       (IRS Employer Identification No.)


9500 ARBORETUM BOULEVARD, AUSTIN, TEXAS                   78759-6399
(Address of principal executive offices)                  (zip code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   512/345-5700



                                    N/A
        (Former name or former address, if changed since last report)





Exhibit Index appears on Page 5.





                                1 of 28

Item 2.  Acquisition or Disposition of Assets.

(a) On December 19, 1995, The Continuum Company, Inc. ("Continuum") acquired all of the outstanding shares of SOCS Holding ("SOCS"). SOCS is a limited company incorporated under the law of France. The consideration for the purchase was a cash payment of FRF 175,000,000 made on the date of acquisition. In addition, as prescribed in Section 3.4.2 of the Acquisition Agreement (as defined below) Continuum shall pay to the SOCS shareholders a royalty on license sales of certain software owned by SOCS for a specified period. The determination of the amount of the consideration was based on a detailed analysis of current and future business operations and was the subject of arm's length negotiations between Continuum and the SOCS shareholders.

     The acquisition of the shares of SOCS was accomplished pursuant to an Acquisition Agreement of 100% of the Issued Shares of SOCS Holding dated December 19, 1995 (the "Acquisition Agreement") and Warranty Agreement for the Purchase of SOCS Holding dated December 19, 1995 (the "Warranty Agreement"), copies of which are filed as exhibits to this report and which are incorporated by reference herein. All of the shares of SOCS were acquired from three individuals: Jean-Michel Renck, Jean-Charles Miginiac, and Marie-Claude Rossignol as represented by Jean-Louis Rossignol.

     For a description of the underlying assets involved, reference is made to the information under the following captions in the Warranty Agreement:
"Subsidiaries - Shareholders" (Page 3 and Exhibit 1.3); "Activity - Officers" (Page 4 and Exhibit 1.7); "Intellectual and Industrial Property" (Page 7 and
Exhibit 1.15.1); "Significant Commitments" (Page 8 and Exhibit 1.17); and "Bank Accounts" (Page 9 and Exhibit 1.20).

     The source of the cash funds used to purchase SOCS derived in part from existing cash and in part from Continuum's revolving bank line of credit from Texas Commerce Bank N.A.

     Prior to the acquisition taking effect, there were no material relationships between SOCS or its affiliates and Continuum or its affiliates, any director or officer of Continuum, or any associate of any such director or officer.

(b) SOCS provides insurance application software and related services to the French insurance industry. Management of Continuum believes that the acquisition of SOCS represents a logical extension of Continuum's existing business, principally taking advantage of SOCS' management expertise and its product and service offerings to the insurance industry. Continuum intends to enhance the tools and methodologies developed by SOCS and to integrate them with Continuum's current and planned development efforts.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

It is impracticable to provide the required financial statements at this time.

(b)  Pro Forma Financial Information

It is impracticable to provide the required pro forma financial information at this time.

(c)  The exhibits listed below are filed as a part of this report.

     2.1 Acquisition Agreement of 100% of the Issued Shares of SOCS Holding dated December 19, 1995

     2.2 Warranty Agreement for the Purchase of SOCS Holding dated December 19, 1995

     The annexes and schedules to the agreement incorporated as Exhibit 2.1 listed below have been omitted from the exhibits filed as a part of this report. Continuum shall furnish supplementally a copy of such omitted annexes and schedules to the Securities and Exchange Commission upon request.

     Exhibit 1:  Chart of the SOCS Group

     The annexes and schedules to the agreement incorporated as Exhibit 2.2 listed below have been omitted from the exhibits filed as a part of this report. Continuum shall furnish supplementally a copy of such omitted annexes and schedules to the Securities and Exchange Commission upon request.

     Exhibit 1.3    List of shareholdings of the Companies
     Exhibit 1.4    CBDIS draft agreements
     Exhibit 1.5 By-laws and certificates of registration with the commercial registry of the Companies
     Exhibit 1.6.2 Distribution and representation of the share capital of the Companies
     Exhibit 1.7 Description of Companies activities, address of principal place of business and other offices
     Exhibit 1.9.1 Balance sheet, profit and loss account and notes to the financial statements for the Companies as of September 30, 1994, Interim financial statements of SOCS, SATURNE and OBJECTUM as of June 30, 1995 and consolidated interim financial statements as of September 30, 1995
     Exhibit 1.11   Off balance-sheet commitments

     Exhibit 1.13    Litigation
     Exhibit 1.14    Exception to representations on assets
     Exhibit 1.15.1  Industrial and intellectual property
     Exhibit 1.15.2  Owned software and licenses on such software
     Exhibit 1.16 Personnel of the Companies, with details of remuneration and benefits if any, in excess of the applicable law or CONVENTION COLLECTIVE
     Exhibit 1.17    Significant commitments of the Companies
     Exhibit 1.19    List of the insurance policies of the Companies
     Exhibit 1.20 List of the bank accounts of the Companies and of the signatories to such accounts
     Exhibit 1.23    Distribution   rights  granted  to  third  parties  in  the
                     computer software listed in Exhibit 1.15.1








                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE CONTINUUM COMPANY, INC.




January 12, 1996                              By: JOHN L. WESTERMANN III
                                                  Vice President, Secretary and
                                                  Treasurer

                               INDEX TO EXHIBITS



EXHIBIT                                                                 PAGE NO.



2.1  Acquisition Agreement of 100% of the Issued Shares of
     SOCS Holding dated December 19, 1995                                      6

2.2  Warranty Agreement for the Purchase of SOCS Holding dated
     December 19, 1995                                                        17

                                                                     EXHIBIT 2.1
VERSION 6


                            ACQUISITION AGREEMENT OF 100% OF
                            THE ISSUED SHARES OF SOCS HOLDING



In Paris,

On, December 19, 1995,

THE UNDERSIGNED:

1.  Mr. Jean-Michel RENCK,

    Residing at Residence Champagne, 2 allee des Vertus, 77220 - GRETZ ARMAINVILLIERS, France,

2.  Mrs. Marie-Claude ROSSIGNOL represented by Mr. Jean-Louis ROSSIGNOL,

    Residing at RUEIL MALMAISON - 92500, 8, rue des Pyrenees,

3.  Mr Jean-Charles MIGINIAC,

    Residing at PONTAULT - COMBAULT - 77340, 25 rue Galilee,

    The parties 1. to 3., acting severally and not jointly (conjointement et non solidairement) for the purposes of this agreement, each for his future prorata shareholding in SOCS HOLDING (respectively 80.86% for Jean-Michel RENCK, 14.41% for Jean-Louis ROSSIGNOL and 4.73% for Jean-Charles MIGINIAC), hereinafter collectively referred to as the "SELLERS",

4.  THE CONTINUUM COMPANY INC.,

    A limited company incorporated under the laws of DELAWARE (U.S.A.) whose registered office is at 9500 Arboretum boulevard, Austin, TEXAS 78759 (U.S.A.), Represented by John L. Westermann III,

    Who represents and warrants that he is fully authorized for the purpose hereof,

    Hereinafter referred to as the "PURCHASER",

HAVE AGREED THE FOLLOWING :

WHEREAS :

1. The SELLERS own 200139 shares of the total 266476 issued shares with a par value of FRF 100 each, issued by SOCS HOLDING, a limited company incorporated under the law of France having its registered office at CHARENTON LE PONT, 94220, Axe Liberte, 2, place de la Coupole, registered at the Commercial Registry of Creteil under n(degree) 338 839 391 ("SOCS HOLDING"). The sharecapital of SOCS HOLDING is represented by 266,476 shares and 3 warrants (hereinafter collectively referred to as the SHARES"), all of which will be owned by the SELLERS immediately prior to the consummation of the transactions contemplated hereby on the COMPLETION DATE (as defined below).

2. SOCS HOLDING is the holding company of the companies appearing in Exhibit 1 hereto, including Societe d'Organisation de Conseils et de Services - SOCS, a French societe anonyme, having its registered office located in CHARENTON LE PONT (92420), 2, Place de la Coupole, Axe Liberte, registered at the CRETEIL Commercial Registry under n(degree) B 323 127 332 ("SOCS") (All companies to be held 100% at COMPLETION except for director shares and except for HYPERION, CBDIS, NTI SARL, DATA SOCS and FINARGOS).

3. The SELLERS and the PURCHASER have agreed to enter into this agreement which is intended to set out the conditions in which the acquisition of the SHARES by the PURCHASER shall be completed.

THE FOLLOWING HAS BEEN AGREED:

1.  DEFINITIONS

1.1 This agreement shall be construed by applying the following definitions but only when the corresponding words are spelled in uppercase letters.

1.2 "COMPLETION DATE"

    Two business days after the date when the CONDITION PRECEDENT hereafter defined shall be met but in no event later than the TERM hereafter defined.

1.3 "TERM"

    The earlier of (i) the date when the French Treasury determines not to approve the acquisition provided for hereunder and (ii) March 31, 1996.

1.4 "CONDITION PRECEDENT"

    The condition precedent stipulated under 2.

2.  CONDITION PRECEDENT

    This agreement is subject to the condition precedent of the authorization from the French Treasury Department for the acquisition provided for hereunder.

      This condition precedent must be met by the TERM at the latest. The PURCHASER undertakes to use its best endeavours so that such authorization be obtained within the shortest possible time limit. Without the prior written consent of the SELLERS, the PURCHASER agrees not to amend its application for such authorization or to otherwise take action the effect of which will be to cause the Treasury Department to extend the time during which it may consider the application for such authorization.

      Should this condition precedent not be met by the TERM, this agreement shall be null and void.

3.    ACQUISITION OF THE SHARES

3.1 Subject to the CONDITION PRECEDENT, the SELLERS hereby agree to sell the SHARES to the PURCHASER, who hereby agrees to purchase them for the price stipulated hereafter.

      The SELLERS represent that, as of the COMPLETION DATE, they will hold all the SHARES. For the purpose hereof, on the COMPLETION DATE, substantially simultaneously with the PURCHASER's purchase of the SHARES, the SELLERS will purchase such shares and warrants in SOCS HOLDING as they do not currently hold.

      On the COMPLETION DATE, the SELLERS hereby represent and warrant to the PURCHASER that the representations and warranties in the Warranty Agreement for the Purchase of SOCS HOLDING of even date herewith will be true and correct on the COMPLETION DATE as if made on and as of such date.

      It is understood that, if such representations and warranties are not true and correct on the COMPLETION DATE, the PURCHASER shall not have any right to refuse to purchase the SHARES, but shall also not be deemed to have waived any right to make an indemnity claim therefor under the Warranty Agreement for the Purchase of SOCS HOLDING (subject to the limitations set forth in the Warranty Agreement for the Purchase of SOCS HOLDING).

3.2 The SELLERS represent and warrant that, as of the COMPLETION DATE, the SHARES will represent 100% of the sharecapital and voting rights issued by SOCS HOLDING or authorized to be issued and that no securities (including options, warrants and other rights to purchase securities) have been issued or are authorized to be issued other than the SHARES.

      The SELLERS further represent and warrant that, as of the COMPLETION DATE, they hold the SHARES free of any pledge, lien or encumbrance.

3.3 The SHARES shall be transferred to the PURCHASER with all rights to dividend to be paid after the date hereof. The SELLERS warrant that no dividends have been authorized or distributed in 1995, except for the preferential dividend distributed out of 1994 profits to ASTORG - COMPAGNIE D'INVESTISSEMENTS with a total amount of FRF 340,010.

      Transfer of title to the SHARES shall occur simultaneously with payment of the fixed portion of the purchase price.

3.4 The total price for the SHARES is comprised of a fixed portion and of a variable portion.

3.4.1 The fixed portion amounts to FRF 175,000,000 paid in one installment on the COMPLETION DATE by transfer to the bank accounts of the SELLERS specified by notice in writing to the PURCHASER, or as directed by the SELLERS, each SELLER receiving his prorata share:

       - Jean-Michel RENCK: FRF 141,505,000, less the amount directed by such SELLER pursuant to the immediately following sentence,

       - Jean-Louis ROSSIGNOL: FRF 25,217,500, less the amount directed by such SELLER pursuant to the immediately following sentence,

       - Jean-Charles MIGINIAC: FRF 8,277,500, less the amount directed by such SELLER pursuant to the immediately following sentence.

       In connection therewith, the SELLERS will provide the PURCHASER with a direction to pay, on the COMPLETION DATE, a portion of the purchase price identified above to the current minority holders of shares and warrants issued by SOCS HOLDING not owned by the SELLERS on the date of this Agreement.

3.4.2 In addition to the Purchase Price stated in Section 3.4.1, the PURCHASER shall pay to the SELLERS a royalty ("COMPLEMENT VARIABLE DE PRIX") equal to a percentage of license fees (hereinafter referred to as the "PAYMENT AMOUNT") collected by the PURCHASER and its consolidated subsidiaries from licensing the OCEANIC software and software derived or developed therefrom outside of the PURCHASER'S core business, all as more particularly described below.

       The PAYMENT AMOUNT shall be equal to the "APPLICABLE PERCENTAGE" (defined below) of "ELIGIBLE LICENSE FEES" (defined below) received by the PURCHASER and its consolidated subsidiaries during the period beginning on the COMPLETION DATE and ending on December 31, 2007, subject to the minimum payments described below.

       "ELIGIBLE LICENSE FEES" shall mean fees received by the PURCHASER for rights granted to use or exploit in any way the OCEANIC software (including future versions of the OCEANIC software) or application software developed on the OCEANIC software platform, excluding, however, fees received by the PURCHASER for rights granted to customers in the "PURCHASER'S CORE BUSINESS AREA" (defined below) and fees received by the PURCHASER for rights granted in application software developed specifically for the PURCHASER'S CORE BUSINESS AREA. The "PURCHASER'S CORE BUSINESS AREA" shall mean the insurance industry (including life insurance, property and casualty insurance, health insurance, reinsurance, and all other forms of insurance), the financial services industry and the health care industry. The ELIGIBLE LICENSE FEES shall not include fees for services of any kind, such as maintenance services, development services or consulting services. The PURCHASER shall establish license fees in good faith and shall not attempt to minimize the ELIGIBLE LICENSE FEES by unreasonably characterizing amounts received as service fees rather than license fees. Fees shall be considered received by the PURCHASER when they are received by the PURCHASER or any entity in which the PURCHASER has an equity interest of 50% or more.

       The "APPLICABLE PERCENTAGE" shall depend upon the calendar year in which ELIGIBLE LICENSE FEES are received as determined by the following table:

         CALENDAR YEAR                      APPLICABLE PERCENTAGE

         1995 and 1996                               25%
         1997                                        22
         1998                                        19
         1999                                        17
         2000                                        15
         2001                                        13
         2002                                        09
         2003                                        07
         2004                                        05
         2005                                        03
         2006                                        02
         2007                                        02

       Installments on the PAYMENT AMOUNT shall be paid every year on February 15th at the latest for the ELIGIBLE LICENSE FEES received during the previous calendar year. The first installment shall be paid on or before February 15, 1997 for the ELIGIBLE LICENSE FEES received by the PURCHASER during the period beginning on the COMPLETION DATE and ending on December 31, 1996. Installments of the PAYMENT AMOUNT shall be allocated among the SELLERS in the following proportions:

       -  Jean-Michel RENCK:      55%
       -  Jean-Louis ROSSIGNOL:   30%
       -  Jean-Charles MIGINIAC:  15%.

       MINIMUM PAYMENTS

       If the total PAYMENT AMOUNT paid for the period beginning on the COMPLETION DATE and ending on December 31, 1999 is less than FRF 15,000,000, the PURCHASER shall pay to the SELLERS on or before February 15, 2000 a MINIMUM PAYMENT equal to FRF 15,000,000 less the total PAYMENT AMOUNT paid for the period through December 31, 1999.

       If the total PAYMENT AMOUNT paid for the period beginning on the COMPLETION DATE and ending on December 31, 2000, plus any MINIMUM PAYMENT made pursuant to the preceding sentence, is less than FRF 30,000,000, the PURCHASER shall pay to the SELLERS on or before February 15, 2001 a MINIMUM PAYMENT equal to FRF 30,000,000 less the sum of the total PAYMENT AMOUNT paid for the period through December 31, 2000 and any MINIMUM PAYMENT made pursuant to the preceding sentence.

       The MINIMUM PAYMENTS shall be paid to the SELLERS in the same proportions as installments of the PAYMENT AMOUNT.

       The SELLERS shall be entitled to cause a firm of independent public accountants which shall not be a competitor of the PURCHASER (or an affiliate of such competitor), to inspect the books and records of the companies of the PURCHASER's group relating to licenses or rights giving rise to the payment of the PAYMENT AMOUNT. Such accountants shall be required to treat as confidential all information reviewed in the course of their inspection. Such inspection may occur once for a reasonable number of consecutive business days in any 12 month period during normal business hours. The PURCHASER agrees to furnish such accountants with access during normal business hours to all books and records reasonably relating to the applicable licenses and rights.

       After such accountants deliver their report to the SELLERS, if the SELLERS believe additional amounts are owed by the PURCHASER under the PAYMENT AMOUNT provisions above, the SELLERS will give notice to the PURCHASER setting forth the requested adjustment and make available to the PURCHASER copies of the relevant portion(s) of such accountants' report. If the PURCHASER disagrees, the PURCHASER and the SELLERS, and their respective accountants, shall attempt to resolve to their mutual satisfaction such disagreement.

       If the parties are not able to agree upon any adjustment, the disagreement will be referred to a third independent accounting firm that is not a competitor of the PURCHASER (or an affiliate of such competitor) (the "ARBITRATOR") who will make its own determination of the adjustment, if any, according to Section 1592 of the French Civil code. The ARBITRATOR shall be appointed by the Paris Trade Court in summary proceedings (en refere) should the parties not agree to his name within 30 days of the date when the PURCHASER has received copies of the relevant portion(s) of the accountants' report. If there shall be any adjustment, PURCHASER will pay the additional amount owed to the SELLERS within 10 days from receipt of the ARBITRATOR's award. This award shall be final and binding upon the parties.

       If such adjustment exceeds 10%, determined either by agreement of the parties or by decision of the ARBITRATOR, PURCHASER will pay the reasonable fees and expenses of the accountants which conducted the inspection on behalf of the SELLERS and of the ARBITRATOR. Should there be no adjustment or should the adjustment be less than 10% each party shall bear the fees and expenses of its accountants and the fees and expenses of the ARBITRATOR shall be allocated 50% to the SELLERS and 50% to the PURCHASER.

3.5 On the COMPLETION DATE, the SELLERS shall hand over to the PURCHASER the transfer forms (ordres de mouvement) and minority shareholders waiver of their rights of first refusal for all the SHARES.

3.6 The PURCHASER shall bear the transfer taxes related to the sale of the SHARES.

4.     SHAREHOLDERS LOANS

       On the COMPLETION DATE, the PURCHASER shall cause (se porte fort):

       - SOCS HOLDING to repay in full all of the outstanding principal, accrued but unpaid interest on ASTORG - COMPAGNIE D'INVESTISSEMENTS' loan with a principal amount of FRF 4,000,000, extended on September 29, 1995 and unpaid ASTORG - COMPAGNIE D'INVESTISSEMENTS' fees,

       - SOCS to repay in full all of the outstanding principal, and accrued but unpaid interest on ASTORG - COMPAGNIE D'INVESTISSEMENTS' loan with a principal amount of FRF 10,000,000, extended on July 31, 1992.

       As of September 30, 1995, aggregate accrued but unpaid interest and fees on both loans were FRF 1,043,702,56 including VAT.

       Since  October  1, 1995,  the  daily  interest  for  boths  loans is: FRF
       3,260,27.

       This repayment is to be made by way of transfer to ASTORG - COMPAGNIE D'INVESTISSEMENTS to a bank account specified by such party to the PURCHASER.

       The SELLERS represent and warrant that these loans are the only loans extended by ASTORG - COMPAGNIE D'INVESTISSEMENTS to SOCS HOLDING and any of the companies appearing in Exhibit 1.

       Such loans bear interest at a rate of 8,5% per annum. Interest accrued on the loans will be repaid by the relevant companies on the COMPLETION DATE.

5.     SET OFF

       The SELLERS agree that the PURCHASER shall be entitled to set off against amounts owing by the PURCHASER to the SELLERS under Section 3.4.2. any unsatisfied claims for which it has been finally determined or agreed that the PURCHASER is entitled to indemnification under Article 2 of the "Warranty Agreement for the Purchase of SOCS HOLDING" signed as of this date.

6.     BOARD OF DIRECTORS - TRANSFORMATION OF SOCS

6.1 On the COMPLETION DATE, the SELLERS shall procure that as many directors as may be designated by the PURCHASER are appointed to be members of SOCS HOLDING board.

6.2 On or prior to the COMPLETION DATE, SOCS will be transformed into a corporation with directorate and supervisory board (societe anonyme a directoire et conseil de surveillance). Jean-Michel RENCK, Jean-Charles MIGINIAC and Jean-Louis ROSSIGNOL are appointed as the first directors.

       On the COMPLETION DATE, the SELLERS shall procure that the persons designated by the PURCHASER are appointed to be members of SOCS supervisory board.

7.     SPECIFIC UNDERTAKINGS OF THE SELLERS

7.1 The SELLERS and the PURCHASER have agreed that the SELLERS shall have the following responsibilities set opposite their names below:

       Jean-Michel RENCK: President du conseil d'administration de SOCS HOLDING, President du Directoire de SOCS, Directeur commercial et marketing France

       Jean-Louis  ROSSIGNOL:   Directeur  general  et  Administrateur  de  SOCS
       HOLDING, membre du Directoire de SOCS, Directeur commercial et marketing Europe,

       Jean-Charles MIGINIAC: Directeur general adjoint et Administrateur de SOCS HOLDING, membre du Directoire de SOCS, Directeur Recherche - Developpement et Services.

7.2    Non competition covenant

       The SELLERS undertake for a period ending on the fifth anniversary of the COMPLETION DATE not to conduct,

       Directly or indirectly, either on their own behalf or on behalf of any other person or entity, any activity which competes or may compete with the Protected Products and Services of the CONTINUUM Group and/or the SOCS Group.

       For the purpose of this Agreement the following words have the following meanings:

       "CONTINUUM Group" shall mean The Continuum Company and any company more than 50% owned directly or indirectly by The Continuum Company or any of its subsidiaries.

       "SOCS Group" shall mean SOCS HOLDING and any company more than 50% owned directly or indirectly by SOCS HOLDING.

       "CONTINUUM" shall mean The Continuum Company, Inc. and any company in its Group.

       The Valued Products shall mean software or services which provide for the end-user any material function provided by a software or service offered or under development by the SOCS Group or which the SOCS Group is planning to develop in the areas of insurance, financial services and health care.

       The "CONTINUUM Products and Services" shall mean software or services which provide for the end-user any material function provided by a software or service offered or under development by CONTINUUM or which CONTINUUM is planning to develop in the areas of insurance, financial services and health care; provided that, except with respect to insurance-related software or services, the CONTINUUM Products and Services shall not include any software or services, whether offered or under development, with which the SELLERS have no material involvement, or access to confidential information in respect of, during the five year period of validity of this non-competition covenant.

       The "Protected Products and Services" shall mean the Valued Products and the CONTINUUM Products and Services.

       The parties understand and acknowledge that the restraints set forth in this sub-clause 7.2 are intended not to prohibit the SELLERS from finding gainful or interesting employment, but to protect the goodwill of SOCS Group and the CONTINUUM Group with whom the SELLERS have had or will have access to confidential and commercially sensitive and valuable information developed at great expense.

       It is also understood between the parties that nothing is intended to prohibit the SELLERS from being employed by an insurance company which does not offer, or have under development, any products and services which may compete with the Protected Products and Services of the CONTINUUM Group and/or the SOCS Group.

7.3    Non enticement covenant

       For the 5 years following the COMPLETION DATE, the SELLERS shall not, directly or indirectly, either on their own behalf or on behalf of any other person or entity either (a) solicit, entice, interfere or induce any employee, either salaried or non-salaried, associated with the GROUP, to become affiliated with him or any other person, partnership, joint venture, corporation or other business organization, or (b) hire any employee, either salaried of non-salaried, associated with the CONTINUUM GROUP (unless such employee has not been associated with the CONTINUUM GROUP for at least six months).

8.     CBDIS

       The PURCHASER acknowledges that, on the COMPLETION DATE, substantially simultaneously with the purchase of the SHARES, SOCS will purchase the shares issued by CBDIS, which it does not currently hold for a total consideration of FRF 3,816,400. The PURCHASER agrees to invest or contribute to SOCS the amount necessary to consummate such purchase.

       The PURCHASER has reviewed the agreements concerning the said purchase, appended in Exhibit 1.2 to the "Warranty Agreement for the Purchase of SOCS HOLDING", and has no objection to the same.

9.     COMMITMENT TO RUN THE SOCS GROUP IN THE ORDINARY COURSE OF BUSINESS

       The SELLERS undertake that, between the date of execution hereof and the COMPLETION DATE, they will run the companies appearing in Exhibit 1 in the ordinary course of business and in accordance with past practice.

10.    CONFIDENTIALITY

       No announcement or circular in connection with this Agreement shall be made by or on behalf of any of the parties hereto otherwise than with the prior approval of the others (such approval not to be unreasonably withheld or delayed), except (i) as required by law or stock exchange rules and (ii) for announcements to and conferences with securities analysts and customers of the PURCHASER in respect of which PURCHASER uses its best efforts to advise the SELLERS in advance of the general content thereof.

11.    SUCCESSORS AND ASSIGNS

       This agreement is binding on the undersigned parties pursuant to the conditions defined above as well as on their heirs successors assigns or beneficiaries which they expressly accept.

12.    COSTS

       Each party shall bear the costs and expenses incurred in connection with the transaction contemplated hereunder, except that the PURCHASER shall pay the reasonable fees and expenses, not to exceed FRF 3,000,000 in the aggregate, including the reasonable fees and expenses of the broker and French and US counsel to the SELLERS.

13.    APPLICABLE LAW - JURISDICTION

13.1 This agreement shall be governed by and construed in accordance with the law of France.

13.2   Any  dispute  which  may  arise  in  connection  with the  validity,  the
       interpretation   and/or  the  performance  of  this  agreement  shall  be
       submitted to the exclusive jurisdiction of the Paris Courts.

13.3 This agreement shall be signed in English and French. The French version need not be signed on the date hereof but may be signed on or before the COMPLETION DATE. In case of difference, the English version of this agreement shall prevail, except that French words used in the English version and referring to legal concepts shall prevail in all cases.

Executed in 4 original copies.

 . JEAN-MICHEL RENCK                                      . JEAN-LOUIS ROSSIGNOL
 .                                                        .
 .                                                        .
 .                                                        .
 .                                                        .
 .                                                        .
 .                                                        .

 . JEAN-CHARLES MIGINIAC                                  . CONTINUUM
 .                                                        .
 .                                                        .
 .                                                        .
 .                                                        .
 .                                                        .
 .                                                        .

                                                          JOHN L. WESTERMANN III

                                 E X H I B I T


EXHIBIT 1:       CHART OF THE SOCS GROUP

                                                                     EXHIBIT 2.2

                      WARRANTY AGREEMENT FOR THE PURCHASE
                                OF SOCS HOLDING


This agreement is made in Paris

On December 19, 1995

BETWEEN THE UNDERSIGNED

1.       Mr. Jean-Michel RENCK,

         Residing at Residence Champagne, 2, allee des Vertus, 77220 CRETZ ARMAINVILLIERS,

2.       Mr. Jean-Louis ROSSIGNOL,

         Residing at 8, rue des Pyrenees, 92500 RUEIL MALMAISON,

3.       Mr. Jean-Charles MIGINIAC,

         Residing at 25, rue Galilee, 77340 PONTAULT - COMBAULT,

         The parties 1. to 3., acting severally and not jointly (conjointement et non solidairement) for the purposes of this agreement, each for his prorata shareholding in SOCS HOLDING (i.e., Jean-Michel Renck: 80.86%, Jean-Louis Rossignol: 14.41% and Jean-Charles Miginiac: 4.73%), hereinafter collectively referred to as the "GUARANTOR",

5.       CONTINUUM,

         A limited company incorporated under the laws of the State of Delaware whose principal office is at 9500 Arboretum Boulevard, Austin, Texas, U.S.A., Represented by Mr. John L. Westermann III, its Vice President and Chief Financial Officer
         Who represents and warrants that he is fully authorized for the purpose hereof,

         Hereinafter referred to as the "PURCHASER",

         In order to allow the acquisition of shares of SOCS HOLDING, a company incorporated under the laws of France, having its registered office located at 2, place de la Coupole, Axe Liberte, 94220 Charenton le Pont, with a share capital of FRF 26.647.000 registered at the Creteil commercial registry under n(degree) 388 839 910 hereinafter referred to as the "COMPANY",

         And as a condition to this acquisition, the parties referred to as THE GUARANTOR, acting severally and not jointly, HEREBY REPRESENT AND WARRANT THE FOLLOWING:

1.       REPRESENTATIONS

         The GUARANTOR makes the following representations as of the date hereof and as of the COMPLETION DATE as defined in the acquisition agreement of even date herewith:

1.1      CAPACITY

         The parties referred to as the GUARANTOR have full power and authority to enter into and perform this agreement. The parties referred to as the GUARANTOR are entitled to transfer the ownership of all of the COMPANY's shares to the PURCHASER on the terms of the agreement of even date herewith without the consent of any third party (except for the French Treasury department authorization).

1.2      SUBSIDIARIES - SHAREHOLDINGS

1.3 Exhibit 1.3 is the exhaustive list of the shares held by the COMPANY in the sharecapital of other companies. The COMPANY and companies appearing in Exhibit 1.3 are hereinafter collectively referred to as the COMPANIES. However, prior to making any claim against the GUARANTOR in respect of CBDIS, 66% of which is currently owned by third parties and which SOCS is in the process of acquiring, it is understood that the PURCHASER shall first exercise any recourse available (or cause SOCS to exercise any such recourse) under the warranty granted by such third parties to SOCS in order to obtain an appropriate indemnification and that absent such appropriate indemnification, the PURCHASER shall then exercise its rights against the GUARANTOR hereunder.

         The COMPANIES do not have and have never had any interest in any company, group, entity, partnership, association (either incorporated or unincorporated) in which the partners thereof may incur any unlimited liability.

         The COMPANIES do not have any other subsidiaries as defined by French company law.

1.4 Attached as Exhibit 1.4, appears a copy of the draft agreements between SOCS and Messrs. F. ROUGE and G. GOSSET in connection with the purchase by the former of 66% of the share capital of CBDIS.

1.5      MEMORANDUM - ARTICLES OF ASSOCIATION - CERTIFICATES OF REGISTRATION

         The up to date memorandum and articles of association of the COMPANIES as well as their certificates of registration with the commercial registry are attached hereto in Exhibit 1.5.

         There are no amendment(s) to these articles of association in progress, nor amendments that have been authorized by any shareholders meeting except for those contemplated by the acquisition agreement of even date herewith.

1.6      SHARE CAPITAL

1.6.1    Exhibit 1.3. comprises the following information:

         - The amount of authorized, issued and paid up share capital of the COMPANIES, the details of its representation, with the indication of each existing category of shares and its distribution, and

         - All securities issued or any of those which are intended to be issued by the COMPANIES.

1.6.2    Except in the situations outlined in Exhibit 1.6.2:

         - There has been no resolution of the shareholders in general meeting to authorize the issue of new shares by the COMPANIES,

         - The COMPANIES have not issued any securities, nor any other instruments, convertible into, exchangeable for, or giving the right to subscribe for, any equity interest of the COMPANIES and no authorization therefor has been given, and

         -  The COMPANIES have never reduced or amortized their capital.

1.6.3 The shares of the COMPANY to be transferred to the PURCHASER on the COMPLETION DATE consist of 100% of the issued shares of the COMPANY.

1.6.4 The shares of the COMPANY to be transferred to the PURCHASER by the GUARANTOR are free of all liens, pledges, encumbrances or commitments of any type whatsoever.

1.6.5 Once the shares of the COMPANY have been transferred to the PURCHASER, same shall hold, directly or indirectly, 100% of the voting rights and any other rights attached to the shares of the COMPANIES (except for HYPERION, in which the PURCHASER shall hold a 66% interest).

1.7      ACTIVITY - OFFICES

         Exhibit 1.7 comprises:

         -  A description of the COMPANIES activities, and

         - The exact address of their principal place of business and any other offices.

1.8      COMPLIANCE WITH THE LAWS

         The COMPANIES are duly incorporated, organised and registered and validly existing and in good standing.

         The COMPANIES have in full force and effect all licences, registrations, permits and other qualifications necessary for the carrying on of all their business in France and each other jurisdiction in which the COMPANIES carry on business.

1.9      ACCOUNTS

1.9.1    Exhibit 1.9.1 hereattached contains:

         - The balance sheet, the profit and loss account and the notes to the financial statements for the COMPANIES as at September 30, 1994, certified by their statutory auditors,

         - The interim financial statements of SOCS (together with the interim financial statements of the companies which were absorbed by SOCS - SATURNE and OBJECTUM) as at June 30, 1995, certified by their statutory auditors, and

         - The consolidated interim financial statements of the COMPANY as at September 30, 1995,

         Hereinafter referred to as the "ACCOUNTS".

1.9.2 The ACCOUNTS fairly and truthfully reflect the COMPANIES' assets and liabilities as at the dates thereof and they were prepared in accordance with generally accepted accounting principles in France applied on a consistent basis.

         The ACCOUNTS fairly and truthfully reflect the operations and the results of the COMPANIES.

1.9.3 As of the COMPLETION DATE, other than as reflected in the Sept. 30, 1995 balance sheet contained in Exhibit 1.9.1, the Companies have no liabilities, contingent or otherwise, that would be required by French generally accepted accounting principles to be reflected in the Companies' balance sheet, other than (x) liabilities incurred after September 30, 1995 in the ordinary course of business consistent with past practice (excluding any liabilities for indebtedness and any liabilities arising out of commitments or contracts with customers) and
         (y) liabilities which, individually or in the aggregate, do not exceed FRF 500,000 (excluding a provision of approximately FRF 500,000 for an audit of the COMPANIES by the COMPANIES' independent accounting firm).

1.10     MANAGEMENT

         From September 30, 1995 until the COMPLETION DATE, the COMPANIES have conducted and will conduct their affairs in the ordinary and normal course of business and there has been and will be no adverse material change in the financial and trading position of the COMPANIES. Without limiting the foregoing, from September 30, 1995 to the COMPLETION DATE, the net worth of the COMPANIES has not decreased by more than FRF three million (FRF 3,000,000) and the COMPANIES have not made any commitment to make capital expenditures in excess of FRF five hundred thousand (FRF 500,000) (excluding the commitment to make a capital expenditure for an IBM RS6000, an IBM AS/400 and the build out for the 7th floor at the premises of the COMPANY).

         The COMPANIES are not in "cessation des paiements", nor have they entered into any assignment for the benefit of creditors and have not entered into any bankruptcy and/or insolvency proceedings of any kind, whether judicial or amiable.

1.11     OFF BALANCE SHEET COMMITMENTS

         The COMPANIES have no commitments outside the balance sheet (engagement hors bilan) other than those which are shown in Exhibit 1.11 and other than those which, individually or in the aggregate, do not exceed FRF five hundred thousand (FRF 500,000).

1.12     TAXES, DUTIES AND OTHER GOVERNMENT OR STATUTORY LEVIES

1.12.1 The COMPANIES have always duly filed all returns and reports relating to taxes and social charges required to be filed and all such returns are correct and complete in all material terms.

1.12.2 The COMPANIES have duly and timely paid all taxes, duties and other governmental levies (including tax and custom authorities) as well as all social security charges and any other payments due or arising from the employment of any personnel.

1.12.3 There is no existing or pending investigation or enquiry by any authority, commission, body or agency, nor any pending or threatened judicial or administrative proceedings having as an object the ascertainment or enforcement of the COMPANIES liability for taxes or social security charges or other payments to be made due to the employment of any personnel.

1.13     LITIGATION

         The COMPANIES are not a party to nor, to the knowledge of the GUARANTOR, are they threatened to become a party to:

         - Any disputes, litigation or proceedings against them, before any court, governmental agency or arbitration tribunal, and/or

         - Any judicial decision, award, decree, order or resolution entered or issued against them by any court, governmental agency, arbitration tribunal,

         except for those which appear in Exhibit 1.13 and except for those arising between the date hereof and the COMPLETION DATE which, if adversely determined, would not have a material adverse effect on the financial position of the COMPANY.

1.14     OWNERSHIP OF THE ASSETS - LIENS - RIGHTS - PRIVILEGES

         The COMPANIES have good title to all their properties and assets, and to the knowledge of the GUARANTOR, nothing can affect the title to the ownership of this property.

         These items on the balance sheet are:

         - In a state of fair wear and tear taking into account their age and the provisions for depreciation which appear in the ACCOUNTS, and

         - Free from all liens, encumbrances or commitments of any nature whatsoever except those which do not, individually or in the aggregate, affect the use or value of the underlying property or asset, except as set forth in Exhibit 1.14.

         The "fonds de commerce" of the COMPANIES are free from all liens, encumbrances and privileges.

1.15     INTELLECTUAL AND INDUSTRIAL PROPERTY

1.15.1 Exhibit 1.15.1 comprises an exhaustive list of all items of industrial property and intellectual property and, in particular, of all software, trademarks, patents, tradenames and copyrights used by the COMPANIES.
         Exhibit 1.15.1 lists the nature of the title and protections that the COMPANIES have for each of these items.

1.15.2 The COMPANIES own, free and clear of all liens and privileges, the intellectual property rights pertaining to the software appearing in
         Exhibit 1.15.2 (hereinafter referred to as the "Intellectual Property" and, except as set forth in Exhibit 1.15.2, the COMPANIES have treated such software as trade secrets. No representation is made as to whether such ownership would be recognized in any jurisdiction which does not recognize ownership rights in intellectual property by companies similarly situated to the COMPANIES.

         Exhibit 1.15.2 comprises an exhaustive list of all licenses granted by the COMPANIES on the said software.

         The GUARANTOR does not have knowledge of (i) any notice or claim or other that the rights of the COMPANIES in the Intellectual Property are not valid or enforceable, or (ii) any infringement upon or conflict with any intellectual property owned by any third party other than infringements that would not, individually and in the aggregate, have a material adverse effect.

         The GUARANTOR does not have knowledge of any infringement by any person of any Intellectual Property and to the knowledge of the GUARANTOR, the COMPANIES have not taken or omitted to take any action which action or omission would have the waiving of any of its rights with respect thereto.

         The development, use, licensing, marketing and distribution of the computer software listed in Exhibit 1.15.2 are not infringing any intellectual property rights of any third party, except that, with respect only to patent rights of third parties in jurisdictions in which the COMPANIES do not carry on business, this representation is made to the knowledge of the GUARANTOR.

1.16     EMPLOYEES

         Exhibit 1.16 comprises an exhaustive list of the employees of the COMPANIES, as of this date, indicating, in relation to each of them:

         -  The date of birth and number of years of employment,

         -  The duties, functions and status or title and remuneration, and

         - All of the benefits and/or rights granted in excess of those provided for by law or by the "conventions collectives" (Collective employment agreements).

         There exists no specific contract between any of the COMPANIES and its employees (accord d'entreprise) or any other similar commitment of any of the COMPANIES to its employees.

1.17     SIGNIFICANT COMMITMENTS

         With the exception of the employment contracts between the COMPANIES and the employees referred to in Section 1.16, Exhibit 1.17 comprises an exhaustive list of each of the contracts and commitments involving the COMPANIES that:

             - involve a total commitment, in one or several agreements, of an amount greater than FRF five hundred thousand (FRF 500,000), excluding VAT, or

             - have a duration greater than one year or may not be terminated without respecting a notice period of one year or more.

1.18     RECEIVABLES

         All receivables of the COMPANIES, unpaid at the date hereof and at the COMPLETION DATE, are actually due, properly recorded for goods and services which have been actually delivered/rendered and the GUARANTOR has no knowledge of any dispute by payors of accounts receivables concerning their obligation to pay. The GUARANTOR has no reason to believe that the accounts receivables are not collectible.

1.19     INSURANCE

         The COMPANIES subscribe to insurance policies with recognized insurance companies for all risks against which companies of their size typically obtain insurance, a list of all such insurance contracts being attached as Exhibit 1.19 hereto.

         The COMPANIES have duly paid all premiums due up to the present date and generally fulfilled all the obligations under the aforesaid policies so that they are entitled to all the benefits guaranteed thereunder.

         The GUARANTOR is not aware of any reason why the amount of insurance stated in such policies would not be available.

1.20     BANK ACCOUNTS

         A list of the bank accounts of the COMPANIES and of the signatories to these bank accounts is attached hereto as Exhibit 1.20. The COMPANIES have unrestrained control of all the sums credited to the said bank accounts.

1.21     CONTRACTS

         There is no customer relationship (consisting of one or multiple contracts) under which the cost to one of the COMPANIES of completing its tasks for such customer pursuant to such contract(s) will exceed the revenue remaining to be recognized to be received from such customer and the effect of which would be materially adverse to the COMPANIES taken as a whole.

1.22     RESTRICTIONS

         There are no contracts prohibiting any of the COMPANIES from doing business in any jurisdiction.

1.23     GRANTING OF RIGHTS

         No  distribution  rights in the  computer  software  listed as owned in
         Exhibit 1.15.1 have been granted to any third parties except as set forth in Exhibit 1.23.

1.24     NO DEFAULT

         The COMPANIES are not in default under any contract, except for (i) defaults which, individually or in the aggregate, would not have a material adverse effect on the financial condition of the COMPANIES and
         (ii) to GUARANTOR's knowledge, any other default.

2.       INDEMNITY

2.1      SCOPE OF THE WARRANTIES

         The parties referred to as the GUARANTOR, severally and not jointly, warrant the accuracy and truthfulness of the representations made in this document and in its Exhibits.

         The GUARANTOR shall indemnify the PURCHASER from, against and with respect to any loss or damage suffered by the COMPANIES, arising out of any misrepresentation or breach of warranty. Disclosures made in any Exhibit to this Agreement shall relieve the GUARANTOR from his liability hereunder to the extent that the amount of the aforesaid loss or damage suffered by the COMPANIES has been set forth in such disclosures and that the appropriate provisions, if they are required by French generally accepted accounting principles, have been recorded in the ACCOUNTS.

         For the purpose hereof, an indemnifiable loss or damage shall be a loss or damage computed on a net after-tax basis taking account of all causes directly related to such loss or damage for mitigating the same (e.g. insurance proceeds). Tax reassessments which only pertain to the disallowance of the deductibility of a charge which is deductible from future taxable profits will only be taken into consideration for the amount of the corresponding penalties and/or interest.

2.2      DURATION

         These warranties shall be in full force and valid until:

         - March 31, 1998 as regards any matters other than the tax, social contributions and customs matters, and

         - the end of a one month period following the last day on which the competent authorities may exercise recourse regarding all tax, social contributions and customs matters.

2.3      DE MINIMUS - CAP

2.3.1 The GUARANTOR shall not be obligated to indemnify the PURCHASER hereunder unless and until the aggregate amount of all claims against the GUARANTOR exceeds the sum of FF 3,000,000 and then only for the amount in excess thereof; provided that this provision shall not apply to claims by the PURCHASER for intentional misrepresentation or for misrepresentation or breach of warranty under Section 1.1, 1.6, the first paragraph of Section 1.15.2, the fifth paragraph of Section 1.15.2, 1.22 or 1.23.

         The PURCHASER shall use commercially reasonable efforts to mitigate any loss for which indemnification is sought.

2.3.2    GUARANTOR's total liability hereunder shall not exceed:

              (a)      for intentional misrepresentation, no limit;

              (b) for misrepresentations and breaches of warranty under Sections 1.1, 1.6, the first paragraph of 1.15.2, the fifth paragraph of 1.15.2 (relating to infringement of copyrights and trade secrets of third parties), 1.22 and 1.23, FRF one hundred and seventy eight million (FRF 178,000,000);

              (c)      for  misrepresentations  and  breaches of warranty  under
                       Section 1.9.3, 1.11 and the fifth paragraph of 1.15.2 (relating to infringement of patents of third parties), FRF one hundred million (FRF 100,000,000); and



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

              (d) for any misrepresentations and breaches of warranty not falling within clauses (a), (b) or (c) above, FRF forty million (FRF 40,000,000).

         Any liability hereunder shall be several and not joint in the following percentages :

              -  Jean-Michel Renck:      80.86%,

              -  Jean-Louis Rossignol:   14.41%

              -  Jean-Charles Miginiac:   4.73%

         with each being only liable for his percentage of any particular loss or damage.

2.4      INDEMNIFICATION PROCEDURES

         For the purposes of this agreement, the PURCHASER, as promptly as practicable, shall give notice of any indemnifiable loss or damage hereunder to the GUARANTOR.

         The failure of the PURCHASER to give such notice shall not relieve the GUARANTOR of its indemnification obligations hereunder, except to the extent such failure results in a lack of actual notice to the GUARANTOR and the GUARANTOR is materially prejudiced as a result of failure to receive such notice (e.g. cannot exercise a recourse or present his arguments against a third party claim).

         In the case of any claim asserted by a third party, the PURCHASER shall permit the GUARANTOR, at its option and expense, to take over and assume the defense of any such claim by counsel reasonably satisfactory to the PURCHASER and to settle or otherwise dispose of the same; provided that the PURCHASER may at its discretion at all times participate, at its own expense, in such defense by counsel of its own choice; and provided further that the GUARANTOR shall, to the extent possible, consult with the PURCHASER with respect to any such defense or settlement or disposition.

         In the event the GUARANTOR does not accept the defense of any claim within 30 days of delivery of notice thereof by the PURCHASER, the PURCHASER shall have the right to defend against any such claim but shall not be entitled to settle or agree to pay in full such claim or demand until it is finally judicially determined that he should do so or GUARANTOR consents thereto.

3.       TRANSFER OF THE WARRANTIES

         The PURCHASER will not be allowed to transfer the benefit of this agreement to any third party without the prior writtent consent of the GUARANTOR and such consent will not be unreasonably withheld. This



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         clause 3 does not apply to a transfer to any legal  entity in which the
         PURCHASER is holding directly or indirectly more than fifty per cent of the voting rights, but no such transfer will relieve PURCHASER of any obligations hereunder.

4.       APPLICABLE LAW - JURISDICTION

4.1      This agreement is governed by the laws of France.

4.2 Any dispute which may arise in connection with the validity, the interpretation and/or the performance of this agreement shall be submitted to the exclusive jurisdiction of the Paris Courts.

4.3 This agreement shall be signed in English and French. In case of difference, the English version of this agreement shall prevail, except that French words contained in the English version and referring to legal concepts shall prevail in all cases.

Executed in 4 original copies,

 .  Jean-Michel Renck                                      . Jean-Louis Rossignol
 .
 .
 .

 .  Jean-Charles Miginiac                                  . Continuum
 .                                                         .



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

                                LIST OF EXHIBITS

1.3      List of shareholdings of the COMPANIES

1.4      CBDIS draft agreements

1.5. By-laws and certificates of registration with the commercial registry of the COMPANIES

1.6.2.   Distribution and representation of the share capital of the COMPANIES

1.7. Description of COMPANIES activities, address of principal place of business and other offices

1.9.1. Balance sheet, profit and loss account and notes to the financial statements for the COMPANIES as of September 30, 1994, Interim financial statements of SOCS, SATURNE and OBJECTUM as of June 30, 1995 and consolidated interim financial statements as of September 30, 1995

1.11.    Off balance-sheet commitments

1.13.    Litigation

1.14.    Exception to representations on assets

1.15.1.  Industrial and intellectual property

1.15.2.  Owned software and licences on such software

1.16. Personnel of the COMPANIES, with details of remuneration and benefits if any, in excess of the applicable law or convention collective

1.17.    Significant commitments of the COMPANIES

1.19     List of the insurance policies of the COMPANIES

1.20 List of the bank accounts of the COMPANIES and of the signatories to such accounts

1.23 Distribution rights granted to third parties in the computer software listed in Exhibit 1.15.1








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